UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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. Definitive Proxy Statement
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. Soliciting Material Pursuant to §240.14a-12

ProLung, Inc.
(Formerly Fresh Medical Laboratories, Inc.)
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROLUNG, INC.

757 East South Temple, Suite 150

Salt Lake City, Utah 84012

_________________________

NOTICE OF CONSENT REQUESTED FROM

STOCKHOLDERS WITHOUT A SPECIAL MEETING

To the Stockholders of ProLung, Inc.:

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of ProLung, Inc., a Delaware corporation formerly known as Fresh Medical Laboratories, Inc. (“we,” “us,” “our,” “our company” or the “Company”), is soliciting the written consent and approval from the holders of shares of our common stock, par value $0.001 (“Common Stock”), to take corporate action approving and consenting to the following matters without the necessity of holding a special meeting of the stockholders:

(1)

To approve the ProLung, Inc. Stock Incentive Plan described in the accompanying Consent Statement;

(2)

To grant our Board the discretionary authority to amend our Second Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) at any time on or before March 31, 2018 to effect a reverse stock split of no fewer than two nor more than 20 shares outstanding shares of Common Stock into one share of post-split Common Stock;

(3)

To approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 40,000,000 to 120,000,000; and

(4)

To approve amendments to our Certificate of Incorporation and Bylaws to allow for the classification of the Board, also known as a “staggered board.”

Your attention is directed to the Consent Statement accompanying this Notice, which more fully describes the foregoing proposals. The Board has fixed the close of business on May 15, 2017 as the record date (the “Record Date”) for the determination of the stockholders entitled to vote on the corporate actions for which consent and approval are being solicited. This Notice, together with the Consent Statement and the accompanying Consent Form, are to be first mailed or otherwise distributed to Company stockholders on or about May [●], 2017. None of the consents will be effective to approve any proposal unless consents from holders of record on the Record Date representing a majority of the voting power of our outstanding Common Stock have been received within the 60 day period following the first dated consent which is received with respect to such proposal.

Shares can be voted only if the holder completes, signs and returns the Consent Form concerning the proposals. The Board of Directors requests that you vote in connection with the corporate actions upon which consent and approval are being solicited. To insure your participation you are urged to mark, date, sign and return the enclosed Consent Form as promptly as possible. A failure to vote your shares will have the same effect as the withholding of consent for the proposals.

You may revoke your Consent Form in the manner described in the accompany Consent Statement at any time before the proposal (or proposals) to which such revocation relates has become effective.

In accordance with Delaware law and our Bylaws, after taking of any corporate action without a meeting (if approved by less than unanimous written consent of our stockholders), we will give prompt notice of such action to those stockholders who have not consented in writing.

By Order of the Board of Directors

Steve C. Eror, Chief Executive Officer

Date: May [●], 2017

PROLUNG, INC.

757 East South Temple, Suite 150

Salt Lake City, Utah 84012

_________________________

CONSENT STATEMENT

To the Stockholders of ProLung, Inc.:

This Consent Statement and the accompanying Notice of Consent Requested from Stockholders without a Special Meeting and Consent Form are being furnished to the holders of common stock, par value $0.001 (“Common Stock”), of ProLung, Inc., a Delaware corporation formerly known as Fresh Medical Laboratories, Inc. (“we,” “us,” “our,” “our company” or the “Company”), by our board of directors (the “Board”), in connection with the solicitation of written consents from you, as stockholders of the Company, to take the corporate actions specified further herein without the necessity of holding a special meeting of stockholders, as permitted by Delaware law. The Board is asking you, as stockholders, to consent in writing to:

(1)

approve the ProLung, Inc. Stock Incentive Plan (the “Plan’) as described further herein (“Proposal No. 1”);

(2)

grant our Board the discretionary authority to amend our Second Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) at any time on or before March 31, 2018 to effect a reverse stock split of no fewer than two nor more than 20 shares outstanding shares of Common Stock into one share of post-split Common Stock (“Proposal No. 2”);

(3)

approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 40,000,000 to 120,000,000 (“Proposal No. 3”); and

(4)

approve amendments to our Certificate of Incorporation and Bylaws to allow for the classification of the Board, also known as a “staggered board” (“Proposal No. 4” and together with Proposal No. 1, Proposal No. 2 and Proposal No. 3, the “Proposals”).

The Board has approved, and recommends that stockholders of the Company approve, the Proposals pursuant to a form of written consent in the Consent Form, which is enclosed for your use. The Board is soliciting your approval by written consent in lieu of a meeting of stockholders because they believe it is in the best interests of our Company and our stockholders to solicit such approval in the most cost effective and efficient manner.

We intend to mail this Consent Solicitation and the accompanying Notice of Consent Requested from Stockholders without a Special Meeting and Consent Form on or about May [●], 2017. Our Board has fixed a record date of May 15, 2017 (the “Record Date”) for determination of stockholders entitled to provide written consent in support of the Proposals. This Consent Statement, together with the accompanying Notice of Consent Requested from Stockholders without a Special Meeting and Consent Form, are to be first mailed or otherwise distributed to Company stockholders on or about May [●], 2017.

The written consent of stockholders representing a majority of the voting power of our outstanding Common Stock as of the Record Date is required to approve each of the Proposals. If approved, Proposal No. 3 and Proposal No. 4 would be effected promptly by filing a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State and, in the case of Proposal No. 4, by adopting an amendment to the Bylaws. If approved, Proposal No. 2 would allow the Board discretion to amend our Certificate of Incorporation at any time on or before March 31, 2018 by filing a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State.

Your consent is important regardless of the number of shares of stock that you hold. Although our Board has approved each of the Proposals, the Proposals requires the approval by the vote of stockholders holding a majority of the voting power of our outstanding Common Stock as of the Record Date in order to be effective.

Our Board recommends that you provide your written consent to the Proposals. We will be authorized to effect the actions described in each Proposal when we have received consents from stockholders representing a majority of the voting power of our outstanding Common Stock in respect of such Proposal.

If you approve one or more of the Proposals, please mark the enclosed Consent Form to evidence “CONSENT / FOR” in respect of such Proposals, sign and date the written Consent Form and promptly return it to us by mail, fax or email as follows:

Mail:

ProLung, Inc.

Attention: Chief Executive Officer

757 East South Temple, Suite 150

Salt Lake City, Utah 84102

Fax:

+1 (801) 906-0333

Email:

info@ProLungInc.com

We urge you to vote your shares as soon as possible. Please either sign and return the accompanying card in the postage-paid envelope or instruct us via the Internet as to how you would like your shares voted. This will ensure representation of your shares at the Annual Meeting if you are unable to attend. Instructions on how to vote your shares via the Internet are on the proxy card or voting instruction card.

THE CONSENT PROCEDURES:

General

As permitted by Section 228 of the General Corporation Law of Delaware (the “DGCL”), and as discussed in more detail in this Consent Statement, we are asking our stockholders to provide their written consent (in lieu of a special meeting) to each of the below proposals:

(1)

approve the ProLung, Inc. Stock Incentive Plan described herein;

(2)

grant our Board the discretionary authority to amend our Certificate of Incorporation at any time on or before March 31, 2018 to effect a reverse stock split of no fewer than two nor more than 20 shares outstanding shares of Common Stock into one share of post-split Common Stock;

(3)

approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 40,000,000 to 120,000,000; and

(4)

approve amendments to our Certificate of Incorporation and Bylaws to allow for the classification of the Board, also known as a “staggered board.”

Although our Board has approved each of the Proposals, effectiveness of each Proposal is conditioned upon receiving written consents from stockholders holding a majority of the voting power of our outstanding Common Stock as of the Record Date in support of such Proposal. As such, your written consent is being solicited by the Company for each of the above Proposals on the terms set forth herein and in the accompanying Consent Form.

Voting; Record Date; Vote Required; Revocation of Consent

Only holders of record of our Common Stock on the Record Date will be entitled to consent to the Proposals. On the Record Date, there were 25,659,409 shares of our Common Stock, par value $0.001, issued and outstanding. Each share of our Common Stock is entitled to one vote on each of the Proposals. In providing written consents in response to the Proposals set forth in this Consent Statement, each stockholder shall be entitled to one vote for each share of stock held by him or her.

Each Proposal will be approved by our stockholders if we receive the written consent of stockholders representing a majority of the voting power of our outstanding Common Stock as of the Record Date in respect of such Proposal. Effectiveness of any Proposal is not conditioned on effectiveness of any other Proposal. A written Consent Form that has been signed, dated and delivered to us with the “CONSENT / FOR” box checked for any Proposal will constitute consent for that Proposal. A written consent form that has been signed, dated and delivered to us with the “WITHHOLD CONSENT / AGAINST” or “ABSTAIN” boxes checked for any Proposal (or without any of the boxes checked) will be counted as a vote against that Proposal.

Consent Forms, once dated, signed and delivered to us, will remain effective unless and until revoked by written notice of revocation, dated, signed and delivered to us before the time that we have received written consent of stockholders representing a majority of the voting power of our outstanding Common Stock as of the Record Date.

SECTION 228(c) OF THE DGCL REQUIRES THAT EACH CONSENT HAVE A DATED SIGNATURE OF EACH STOCKHOLDER WHO SIGNS THE CONSENT. AN UNDATED CONSENT CANNOT BE USED. In addition, under Section 228(c) of the DGCL, none of the consents will be effective to approve the Proposals unless consents from holders of record on the Record Date representing a majority of the voting power of our outstanding Common Stock have been received within the 60 day period following the first dated consent which is received with respect to such proposal (the “Consent Solicitation Period”). The Consent Form provided may be executed by the record holder or pursuant to authority given by the written proxy of any record holder.

Written consents, in the form of the enclosed Consent Form, may be delivered to us via fax to +1 (801) 906-0333, by email to info@ProLungInc.com or mailed to the following address:

ProLung, Inc.

Attention: Chief Executive Officer

757 East South Temple, Suite 150

Salt Lake City, Utah 84102

Expense of Consent Solicitation

We will pay the expense of soliciting the consents and the cost of preparing, assembling and mailing material in connection therewith. Copies of solicitation materials (including this Consent Statement and the accompanying Notice of Consent Requested from Stockholders without a Special Meeting and Consent Form) will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of consents by mail may be supplemented by telephone, fax, email, other approved electronic media or personal solicitation by our directors, officers, and regular employees.

Dissenters’ Rights of Appraisal

There are no rights of appraisal or similar dissenters’ rights with respect to any Proposal to be acted upon pursuant to this Consent Statement.

PROPOSAL NO. 1

APPROVAL OF PROLUNG, INC. STOCK INCENTIVE PLAN

On April 28, 2017, the Board unanimously approved the ProLung, Inc. Stock Incentive Plan (the “Incentive Plan”) and recommendation of the Incentive Plan to the stockholders of the Company for approval. Pursuant to the Incentive Plan, the Board and any authorized subcommittee thereof (the Board and any authorized committees, collectively referred to as the “Committee”) will be authorized to grant options and other incentive awards with respect to an aggregate of 4,000,000 shares of Common Stock (subject to annual increases described below) and to otherwise administer the Incentive Plan. The Board believes that it is in the best interests of the Company to establish and administer the Incentive Plan to attract and retain the services of:

(i)

selected employees, officers and directors of the Company or any parent or subsidiary of the Company; and

(ii)

selected nonemployee agents, consultants, advisers and independent contractors of the Company or any parent or subsidiary of the Company.

The Board believes that the availability of stock options and other equity-based incentives is an important factor in the Company’s ability to attract and retain qualified employees and to provide an incentive for them to exert their best efforts on behalf of the Company. The Company may periodically use stock options and other incentive awards to compensate consultants that provide services to the Company.

Description of the Incentive Plan

The following summary of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is attached hereto as Exhibit A.

Shares Reserved for Issuance Under the Incentive Plan and Market Value. The total number of initial shares of Common Stock that will be authorized for issuance under the Incentive Plan is 4,000,000 shares; provided, however, that the foregoing number of authorized shares will automatically increase on January 1st of each year, for ten consecutive years, commencing on January 1, 2018, by the lesser of (i) 320,000 shares of Common Stock (i.e., 8% of the shares of the shares originally authorized to be issued), and (ii) such number of shares of Common Stock (if any) as the Board may earlier designate in writing. If the automatic increases are not limited by the Board, there will be 7,200,000 shares of Common Stock authorized under the Incentive Plan in January 1, 2027. There is no market for the Common Stock of the Company; however, based upon recent sales of Common Stock in arms-length transactions to third parties, the Company believes that the value of the Common Stock is between $1.25 - $1.50 per share.

Types of Awards. The Incentive Plan authorizes the Committee to grant incentive stock options, non-incentive stock options, stock bonuses, restricted stock, and performance-based awards.

Eligibility. Grants under the Incentive Plan may, at the discretion of the Committee, be awarded to directors, officers and employees and non-employee agents, consultants, advisers and independent contractors of the Company or any parent or subsidiary of the Company. As of the Record Date, the Company had nine directors, 13 employees and officers, and an indeterminable number of consultants and advisers who are eligible to receive grants under the Incentive Plan.

Administration. The Board currently acts as the Committee with respect to administration of the Incentive Plan, but may delegate its authority to any committee of the Board. Subject to the terms of the Incentive Plan, the Committee may from time to time adopt and amend rules and regulations relating to the administration of the Incentive Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Incentive Plan. The Board may delegate to the Company’s Chief Executive Officer, another executive officer of the Company or a committee of such officers its authority to grant awards under the Incentive Plan. However, any such delegate may not grant awards to any director of the Company, any person identified as an executive officer of the Company by the Company or under Section 16 of the Securities Exchange Act of 1934, as amended, any person that is not an employee of the Company, or any other person the Board may from time to time designate. Notwithstanding the broad delegation of authority, only the Board may amend or terminate the Incentive Plan.

Amendment and Termination of the Incentive Plan. The Board may amend the Incentive Plan at any time in any respect, subject to any legal or regulatory restriction. Except for changes in outstanding options in connection with changes in capital structure and Significant Transactions (as defined blow), no change in an option already granted may be made without the consent of the holder of the option. The Incentive Plan will terminate when all shares reserved for issuance under the Incentive Plan have been issued and all restrictions on such shares have lapsed or when earlier terminated by the Board.

Description of Stock Options

Options Terms. With respect to each option grant, the Committee determines the number of shares subject to the option, the exercise price (which must be at least fair market value of the underlying shares at the time of grant and otherwise comply with the terms of the Incentive Plan), the term of the option and the time or times at which the option may be exercised.

Exercise of Options. Except as described under “Termination of Employment, Disability or Death” below or as determined by the Committee, an option may not be exercised unless, when exercised, the optionee is an employee of, or is providing service to, the Company or any subsidiary of the Company and has been continuously so employed or providing service since the date the option was granted. Absence on leave approved by the Company, parent or subsidiary or on account of illness or disability is not deemed a termination or interruption of employment or service for this purpose. Unless otherwise determined by the Committee, vesting of options continues during a medical, family or military leave of absence, whether paid or unpaid, and vesting of options is suspended during any other unpaid leave of absence.

When exercising an option, the optionee must pay the full purchase price in cash or check unless the Committee determines otherwise. Subject to the approval of the Committee, which may be withheld for any or no reason, an optionee may pay for all or some of the shares with shares of Common Stock of the Company valued at fair market value, restricted stock, performance units or other contingent awards denominated in either stock or cash or other forms of consideration. The Incentive Plan permits the Committee to accept promissory notes as consideration for stock options, subject to any restrictions under Delaware law.

Termination of Employment, Disability or Death. Unless otherwise determined by the Committee at any time, if an optionee ceases to be employed by or to provide service to the Company, or any parent or subsidiary of the Company for any reason other than total disability, death or cause, the optionee may exercise any option then held at any time prior to the earlier of its expiration date or 30 days following the termination date, but only if and to the extent the option was exercisable on the termination date. Any portion of an option not exercisable at the date of termination lapses. The Board may at any time extend the exercise period.

Unless otherwise determined by the Committee, if the optionee’s employment or service terminates because of total disability, the optionee may exercise any option then held at any time prior to the earlier of its expiration date or 12 months after the date of termination, but only to the extent the option was exercisable on the date of termination.

Unless otherwise determined by the Committee, if an optionee dies while in the employment of or providing services to the Company or any parent or subsidiary of the Company, the option then held may be exercised by the optionee’s legal heirs at any time prior to the earlier of its expiration date or 12 months after the date of death, but only if and to the extent the option was exercisable as of the date of death.

Unless otherwise determined by the Committee or set forth in the applicable award agreement, if an optionee’s employment is terminated for cause, any option held by the optionee immediately terminates on the effective date of termination. “Cause” means a conviction or plea to a felony or crime involving moral turpitude, fraud or misappropriation of Company assets, willful misconduct in connection with the optionee’s duties associated with the Company, material breach of any non-disclosure, non-competition, non-solicitation, invention assignment proprietary rights or other similar agreement executed by the optionee for the benefit of the Company or an act or omission that constitutes cause under any employment or service agreement between the optionee and the Company.

Non-Transferability of Options. Unless otherwise determined by the Committee at any time, each stock option granted under the Incentive Plan by its terms is nonassignable and nontransferable by an optionee, either voluntarily or by operation of law, other than by will or the laws of descent or distribution upon the death of an optionee. An option may be exercised only by an optionee or, after death, by a successor or representative of an optionee.

Merger, Reorganization, Dissolution, Stock Split or Similar Event. In the event of a merger, consolidation, plan of exchange, split-up, split-off, spin-off, reorganization or liquidation to which the Company is a party or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or the transfer by one or more stockholders, in one transfer or several related transfers, of 50% or more of the shares of Common Stock outstanding on the date of such transfer (or the first of such related transfers) to persons, other than wholly-owned subsidiaries or family trusts, who were not stockholders of the Company prior to the first such transfer (each, a “Significant Transaction”), the Committee shall, in its sole discretion and to the extent possible under the structure of the Significant Transaction, select one of the following alternatives for treating outstanding options under the Incentive Plan:

•

Outstanding options shall remain in effect in accordance with their terms.

•

Outstanding options shall be converted into options to purchase stock in one or more of the companies, including the Company, that are the surviving or acquiring corporations in the Significant Transaction (with the amount, type of securities subject thereto and exercise price of the converted options being determined by the Committee taking into account the relative values of the companies involved in the Significant Transaction).

•

The Committee shall provide a period at least 10 days before the completion of the Significant Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of that period, all unexercised options shall immediately terminate. (The Committee may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during that period.) In the event of the dissolution of the Company, options will be treated as provided in the immediately preceding paragraph.

•

Outstanding options shall be redeemed in cash at the closing of the Significant Transaction at a redemption price reflecting the amount by which the express or implicit value of a share of Common Stock in the Significant Transaction exceeds the exercise price.

Stock Bonuses and Restricted Stock

The Committee may award shares of Common Stock under the Incentive Plan as stock bonuses or as restricted stock. Shares awarded as a bonus or as restricted stock are subject to the terms, conditions and restrictions determined by the Committee, including restrictions concerning transferability and forfeiture of the shares awarded. The Committee may require the recipient to sign an agreement as a condition of the award, which agreement shall contain any terms, conditions, restrictions, representations and warranties required by the Committee. The certificates representing the shares shall bear any legends required by the Committee.

Performance-based Awards

Under the Incentive Plan, the Committee may grant performance-based awards. These awards are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and regulations thereunder. Performance-based awards shall be denominated at the time of grant either in shares of Common Stock or in dollar amounts. Performance-based awards may be granted in whole or in part if the Company achieves written objective goals established by the Committee over a designated period of time. Payment of an award earned may be in cash or stock or both as determined by the Committee. In addition to the requirement that participants satisfy certain performance goals, the Committee may impose additional restrictions to payment under a performance-based award.

No participant may receive in any fiscal year stock-based performance awards under which the aggregate amount payable under the awards exceeds the equivalent of 1,000,000 shares of Common Stock or cash-based performance awards under which the aggregate amount payable exceeds $1,000,000.

Certain United States Federal Income Tax Consequences of Incentive Plan

The following is a general discussion of certain United States federal income tax consequences to citizens and resident aliens of the United States of stock options granted under the Incentive Plan. The discussion does not describe any tax consequences under the tax laws of any state, locality or foreign jurisdiction and does not include any tax consequences associated with any awards other than stock options. Furthermore, the discussion is based on the provisions of the Code and regulations, rulings and judicial decisions there under as of the date hereof, and such authorities may be repealed or modified retroactively so as to result in federal income tax consequences different from those discussed below. The discussion below does not discuss all federal tax consequences that may be relevant to a particular option grantee under the Incentive Plan, and is not intended as tax advice. Each grantee should consult his or her individual tax adviser.

Options

Incentive Options. No income is recognized for regular United States federal income tax purposes by the grantee of an incentive stock option upon the grant or timely exercise of the incentive stock option. Exercise of an incentive stock option may, however, give rise to taxable ordinary income to the optionee if the optionee subsequently engages in a “disqualifying disposition,” as described below. Additionally, the spread between the fair-market value of shares obtained upon exercise of an incentive stock option and the exercise price normally is an adjustment to alternative minimum taxable income and may result in the optionee having to pay federal alternative minimum tax for the year of exercise.

A sale, exchange or disposition by an optionee of shares of Common Stock acquired through the exercise of an incentive stock option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the incentive stock option will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such a sale, exchange or disposition (including inter vivos gifts) takes place within two years after the date of grant of the incentive stock option or within one year from the date of exercise of the incentive stock option, such sale or exchange will generally constitute a “disqualifying disposition” of the shares of Common Stock.

A disqualifying disposition of a share of Common Stock will have the following results: any excess of (i) the lesser of (a) the fair market value of the share of Common Stock at the time of exercise of the incentive stock option or (b) the amount realized on a disqualifying disposition of the share of Common Stock through sale; over (ii) the exercise price paid to acquire the share of Common Stock, will be ordinary income to the optionee, subject to applicable tax reporting requirements. Any further gain generally will qualify as capital gain, and will be long-term capital gain if the holding period for such share of Common Stock is more than one year from the date the shares are issued.

The Company and its subsidiaries are not entitled to any deduction for United States federal income tax purposes as a result of the grant or exercise of incentive stock options, but subject to certain reporting requirements may be entitled to a deduction upon a disqualifying disposition of incentive stock option shares of Common Stock equal to the ordinary income recognized by the holder on such disqualifying disposition

Non-Incentive Options. Provided that the exercise price is not less than the fair market value of the underlying stock on the date of grant, no income is recognized by the grantee of a non-incentive stock option until the non-incentive option is exercised or otherwise cashed out. When the non-incentive stock option is exercised, the optionee recognizes ordinary compensation income, and the Company generally becomes entitled to a deduction, in the amount by which the fair market value of the shares subject to the non-incentive stock option at the time of exercise exceeds the exercise price paid for those shares. With respect to non-incentive options exercised by certain executive officers, the Company’s deduction can in certain circumstances be limited by the $1,000,000 cap on deductibility set forth in Section 162(m) of the Code. The Company is required to withhold income and employment taxes on all amounts treated as ordinary income to optionees who are employees or ex-employees of the Company or an affiliate of the Company. Upon the sale of shares acquired by exercise of a non-incentive stock option, the optionee generally will recognize capital gain or loss measured by the difference between the sale proceeds and the fair market value of the shares on the date of exercise. That gain or loss will be long-term if shares have been held for more than one year from the date the shares are issued.

Restrictions on Transferability of Shares

The Company is not obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Incentive Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of any governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the Incentive Plan, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends as the Company, in its sole discretion, deems necessary or desirable.

Awards to Affiliates

Awards under the Incentive Plan shall be granted when, as and if determined by the Committee. The number of awards that may be granted to any individual officer or director, or group of officers or directors, is not determinable at this time, except as follows:

ProLung Inc. Stock Incentive Plan
Name and Position	Number of Options
Steve Eror, Chief Executive Officer and Director	1,200,000(1)
Robin Smith, Director	70,000(2)

Notes:

(1)

An amendment to the employment agreement of Mr. Eror provided that he will be granted a stock option with a 10-year term and an exercise price equal to the greater of $1.50 per share, and the fair market value of the Common Stock, which shall vest with respect to a number of shares dependent upon when, or if, FDA approval is obtained for the marketing of the Company’s products:

•

1,200,000 shares if FDA approval is obtained on or before January 1, 2018;

•

900,000 shares if FDA approval is obtained after January 1, 2018 and on or before July 1, 2018;

•

600,000 shares if FDA approval is obtained after July 1, 2018 and on or before January 1, 2019;

•

300,000 shares if FDA approval is obtained after January 1, 2019 and on or before January 1, 2020.

(2)

A consulting agreement with Dr. Smith provides that she will be granted an option to purchase 70,000 shares of Common Stock at an exercise price of $1.25 per share. The option is to vest immediately and have a 10-year term.

Executive Compensation

For a discussion of executive compensation, see “Executive Compensation” below.

Vote Required

The written consent of stockholders representing a majority of the voting power of our outstanding Common Stock as of the Record Date is required to approve this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF PROPOSAL NO. 1 – APPROVAL OF PROLUNG, INC. STOCK INCENTIVE PLAN.

PROPOSAL NO. 2

APPROVAL TO GRANT THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY

TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK

General

We are seeking stockholder approval to grant the Board discretionary authority to amend the Company’s Certificate of Incorporation at any time on or before March 31, 2018 to effect a reverse stock split of the issued and outstanding shares of our Common Stock, par value $0.001 per share, with such split to combine a whole number of outstanding shares of our Common Stock, in a range of not less than two (2) shares and not more than twenty (20) shares, into one share of Common Stock.

The amendment to effect the reverse stock split (the “Reverse Stock Split Amendment”) will not change the number of authorized shares of Common Stock or Preferred Stock or the relative voting power of our stockholders (except to the extent that the reverse stock split results in a stockholder’s shares being rounded up in lieu of receiving fractional shares, as further discussed below). Because the number of authorized shares will not be reduced, the number of authorized but unissued shares of our Common Stock will materially increase and will be available for reissuance by the Company. The reverse stock split, if effected, would affect all of our holders of Common Stock uniformly.

The Board unanimously approved this Proposal, and recommended soliciting stockholder approval of this Proposal by written consent in lieu of a meeting, on April 28, 2017.

The form of Reverse Stock Split Amendment is attached hereto as Exhibit B and incorporated herein by reference and considered a part of this Consent Statement. The form assumes that Proposal No. 3 has been adopted. See “Proposal No. 3—Approve Amendment to Second Amended and Restated Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock from 40,000,000 to 120,000,000” below. If Proposal No. 3 is not adopted but Proposal No. 2 is, the number of authorized shares of capital stock in the Reverse Stock Split Amendment will reflect the current number of authorized shares of Common Stock (i.e., 40,000,000).

The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of our stockholders. If this Proposal is approved by the stockholders, the Board will have the authority, in its sole discretion, without further action by the stockholders, to effect a reverse stock split. If the stockholders approve the Proposal, the Board also reserves the right not to effect any reverse stock split if it does not deem it to be in the best interests of the Company and our stockholders.

The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including prevailing market conditions, anticipated capital funding transactions, existing and expected trading prices for our Common Stock, actual or forecasted results of operations, the minimum bid price requirement of any exchange on which the Company may seek to list our Common Stock and the likely effect of such results on the value of our Common Stock.

Following a reverse stock split, the number of our outstanding shares of Common Stock will be significantly reduced. The reverse stock split is not being proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders.

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the reverse stock split will produce or maintain the desired results (for more information on the risks see the section below entitled “Purpose and Effect of the Proposal—Certain Risks Associated with a Reverse Stock Split”). However, our Board believes that the benefits to the Company and our stockholders outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect a reverse stock split.

Purpose and Effect of the Proposal

The primary purpose for effecting a reverse stock split, should the Board choose to effect one, would be to increase the per share price of our Common Stock. The Board of Directors believes that, should the appropriate circumstances arise, effecting the reverse stock split would, among other things, help us to (a) appeal to a broader range of investors to generate greater investor interest in the Company and improve the perception of our Common Stock among investors, and (b) meet certain listing requirements for national securities exchanges in the United States, should the Board determines to authorize a public offering of our shares of Common Stock or otherwise seek to have the Common Shares listed on a securities exchange in the future.

Certain Risks Associated with a Reverse Stock Split

Even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. The market value of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding.

Any reverse stock split will reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which would have a more significant effect if Proposal No. 3 is approved by written consent of our stockholders (as this would increase the authorized shares of Common Stock of the Company from 40,000,000 to 120,000,000). The issuance of additional shares of our Common Stock may have a dilutive effect on the ownership of existing stockholders.

The current economic environment in which we operate, the debt we carry and other risks which affect our ability to operate as a going concern, along with otherwise volatile equity market conditions, could limit our ability to raise new equity capital in the future.

Principal Effects of a Reverse Stock Split

Any reverse stock split would be effected simultaneously for all of our Common Stock, with the same exchange ratio for all shares of Common Stock, and would affect all of our stockholders uniformly. A reverse stock split would not affect (a) any stockholder’s percentage ownership interests in the Company or (y) the relative voting or other rights that accompany the shares of our Common Stock, except, in each case, to the extent that it results in a stockholder’s number of shares being rounded up in lieu of receiving fractional shares. Common Stock issued pursuant to the reverse stock split would remain fully paid and non-assessable. A reverse stock split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have no current plans to take the Company private. Accordingly, a reverse stock split is not related to a strategy to do so.

In addition to the change in the number of shares of Common Stock outstanding, a reverse stock split would have the following effects:

•

Increase the Per Share Price of our Common Stock: By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share will generally be greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. If appropriate circumstances exist, the Board may utilize the reverse stock split as part of a public offering of shares of Common Stock and listing on a national securities exchange.

•

Increase in the Number of Shares of Common Stock Available for Future Issuance: By reducing the number of shares outstanding without reducing the number of shares of available but unissued Common Stock, a reverse stock split will increase the number of authorized but unissued shares.

A reverse stock split may also have additional unforeseen effects, including as a result of negative changes in the perception of our Common Stock among existing and potential investors.

For illustrative purposes, the table below shows the impact of a reverse stock split, at the minimum and maximum ratios contemplated by this Proposal, on shares of our Common Stock:

	Number of shares(1)	After reverse split if 1:2 ratio is selected(2)	After reverse split if 1:20 ratio is selected(2)
Authorized Common Stock (before pursuant to Proposal No. 3)	40,000,000	40,000,000	40,000,000
Authorized Common Stock (after increase pursuant to Proposal No. 3)	120,000,000	120,000,000	120,000,000
Common Stock issued and outstanding	[25,659,409]	[12,829,704]	[1,282,970]
Common Stock issuable upon exercise of outstanding Warrants(3)	[3,447,386]	[1,723,693]	[172,369]
Common Stock issuable upon conversion of Convertible Debentures(4)	[1,933,923]	[966,961]	[96,696]
Common Stock issuable upon conversion of Convertible Notes(5)	[1,609,241]	[804,620]	[80,462]
Common Stock issuable under Incentive Plan (if approved pursuant to Proposal No. 1)(6)	4,000,000	2,000,000	200,000
Common Stock issuable under equity compensation plans not approved by stockholders(7)	[872]	[436]	[43]

Notes:

(1)

Number of shares as of the Record Date.

(2)

The number of shares indicated excludes any rounded up of fractional shares following a reverse stock split at the applicable ratio. Upon any reverse stock split, any remaining fractional shares will be rounded up to the nearest whole share.

(3)

As of the Record Date, we had [3,447,386] warrants for the purchase of Common Stock outstanding (“Warrants”). The Warrants have a weighted average remaining contractual life of [4.2] years and have a weighted average exercise price of $[0.88]. There are no outstanding options for the purchase of Common Stock.

(4)

As of Record Date, we had convertible debentures in an outstanding aggregate principal amount of $[1,257,050] (the “Convertible Debentures”). The Convertible Debentures accrue interest at the rate of 8% per annum, but do not pay interest until maturity. The Convertible Debentures are convertible at the option of the holder into shares of the Common Stock at $[0.65] per share (which conversion price is subject to adjustment upon the occurrence of certain events). These Convertible Debentures were issued in April 2015 and mature on May 1, 2018. For purposes of this table, we have calculated the number of shares issuable upon conversion of the Convertible Debentures by dividing the aggregate principal amount of the Convertible Debentures by the current conversion price (and excluding any fractional shares).

(5)

As of the Record Date, there are two convertible notes in an outstanding aggregate principal amount of [$1,206,931] (the “Convertible Notes”). The Convertible Notes accrue interest at the rate of 8% per annum, with interest payable the last day of each calendar quarter. The Convertible Notes are convertible at the option of the holder into shares of the Common Stock at a current conversion price of $[0.75] per share (which conversion price is subject to adjustment upon the occurrence of certain events). The Convertible Notes were issued in November 2015 and mature in November 2020. For purposes of this table, we have calculated the number of shares issuable upon conversion of the Convertible Notes by dividing the aggregate principal amount of the Convertible Debentures by the current conversion price (and excluding any fractional shares).

(6)

The amount of shares of Common Stock issuable under the Incentive Plan does not reflect annual increases, as further described herein under the heading “Proposal No. 1 – Approval of ProLung, Inc. Stock Incentive Plan.”

(7)

At various times, the Company has issued non-vested shares of Common Stock to directors, officers, and consultants for their future services. These shares of Common Stock vest over periods ranging from zero months to 36 months. As of the Record Date, there are [872] shares of awarded, but non-vested, Common Stock.

Although a reverse stock split would not have any dilutive effect on our stockholders (except to the extent that it results in a stockholder receiving a whole share due to rounding in lieu of receiving a fractional share), a reverse stock split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving our Board an effective increase in the authorized shares available for issuance, in its discretion. Our Board from time to time may deem it to be in the best interests of the Company and our stockholders to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. If our Board authorizes the issuance of additional shares subsequent to a reverse stock split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the reverse stock split not been effected. Many stock issuances not involving equity compensation do not require stockholder approval, and our Board generally seeks approval of our stockholders in connection with a proposed issuance only if required at that time.

Require Adjustment to Currently Outstanding Securities Exercisable or Convertible into Shares of our Common Stock. A reverse stock split would effect a reduction in the number of shares of Common Stock issuable upon the exercise of our outstanding Warrants or conversion of our outstanding Convertible Debentures or Convertible Notes in proportion to the reverse stock split ratio. Additionally, the exercise price of our outstanding Warrants and the conversion price of our Convertible Debentures and Convertible Notes would increase, likewise in proportion to the reverse stock split ratio.

Require Adjustments to Number of Shares of Common Stock Available for Future Issuance under our Incentive Plan and other Equity Compensation Plans. In connection with any reverse split, our Board would also make a corresponding reduction in the number of shares available with respect to options that may be granted under our Incentive Plan so as to avoid the effect of increasing the value of options previously granted.

In addition, a reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

Upon the reverse stock split, we intend to treat Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders that are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Action Stock Transfer. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or fractional shares, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the reverse stock split.

Effect on Certificated Shares

Upon the reverse stock split, our transfer agent will act as our exchange agent and assist holders of Common Stock in implementing the exchange of their certificates.

Commencing on the effective date of a reverse stock split, stockholders holding shares in certificated form will be sent a transmittal letter by our transfer agent. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificates representing Common Stock (“Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole post-reverse stock split Common Stock, as applicable (“New Certificates”). No New Certificates will be issued to a stockholder until that stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange Old Certificates if the exchange occurs within six months of the mailing of the letter of transmittal. The letter of transmittal will contain instructions on how you may obtain New Certificates if your Old Certificates have been lost. If you have lost your certificates, you will have to pay any surety premium and the service fee required by our transfer agent.

Until surrendered, we will deem outstanding Old Certificates held by stockholders to be canceled and only to represent the number of whole shares to which these stockholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will automatically be exchanged for New Certificates.

Stockholders should not destroy any stock certificates and should not submit any certificates until requested to do so by the transfer agent. Shortly after the reverse stock split the transfer agent will provide registered stockholders with instructions and a letter of transmittal for converting Old Certificates into New Certificates. Stockholders are encouraged to promptly surrender Old Certificates to the transfer agent (acting as exchange agent in connection with the reverse stock split) in order to avoid having shares become subject to escheat laws.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive a fractional share because the total number of shares of Common Stock they held (combining all certificates) before the reverse stock split is not evenly divisible based on the reverse split ratio, will be entitled to round up any resulting fractional share to a single whole share.

 Accounting Matters

 If a reverse stock split is effected, the par value of our Common Stock would remain unchanged at $0.001 per share. The Company’s stockholder’s equity (or deficit) in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity (or deficit). Additionally, net income or loss per share for all periods would increase proportionately as a result of a reverse stock split since there would be a lower number of shares outstanding.

We do not currently anticipate that any other material accounting consequences would arise as a result of a reverse stock split.

Potential Anti-Takeover Effect

Even though a potential reverse stock split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and our stockholders.

Authorized Shares of Common Stock

Even if approved and the Board effects the reverse stock split, this Proposal will not change the number of authorized shares of Common Stock. However, it will increase the number of authorized shares available for future issuance, which the Board would have the power to utilize to meet our needs, including for equity financing, retirement of outstanding indebtedness, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board to be in the best interests of the Company and our stockholders. The Board believes the increase in available shares for future issuance is appropriate to fund the future operations of the Company.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If this Proposal is approved by our stockholders, our Board, in its sole discretion, will determine whether a reverse stock split is in the best interests of the Company and our stockholders, taking into consideration the factors discussed above in light of conditions in effect at the time of the decision. If our Board believes that a reverse stock split is in the Company’s best interests and the best interest of our stockholders, our Board will then implement the reverse stock split.

To implement any reverse stock split approved by the Board on or before March 31, 2018, we would prepare and file the Reverse Stock Split Amendment with the Delaware Secretary of State at such time as our Board had determined as the appropriate effective time for the reverse stock split. The Reverse Stock Split Amendment would add a new paragraph to Article Fourth of our Certificate of Incorporation providing that holders of our Common Stock immediately prior to the filing of the Reverse Stock Split Amendment will receive one share of Common Stock for each number of shares selected by the Board (subject to provision for cash payment in lieu of fractional shares).

Upon the filing of the Reverse Stock Split Amendment, and without any further action on the part of the Company or our stockholders, the issued shares of Common Stock held by stockholders of record as of the effective date of the reverse stock split would be converted into a lesser number of shares of Common Stock calculated in accordance with the reverse stock split ratio of not less than one-for-two (1:2) or not more than one-for-twenty (1:20), as selected by our Board and set forth in the Reverse Stock Split Amendment.

As soon as practicable after the effective date of the reverse stock split, stockholders would be notified that the reverse stock split has been effected.

Financial Information

Although we do not consider our financial statements and other information to be material for a stockholder to exercise prudent judgment in respect of this Proposal, you may review such information in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. See “Where You Can Find More Information.”

Certain United States Federal Income Tax Consequences of a Reverse Stock Split

 The following discussion is a summary of certain U.S. federal income tax consequences of the reverse stock split to the Company and to stockholders that hold shares of Common Stock as capital assets for U.S. federal income tax purposes. This discussion is based upon provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated under the Code, and U.S. administrative rulings and court decisions, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect, and differing interpretations. Changes in these authorities may cause the U.S. federal income tax consequences of the reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or former long−term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons that are partnerships or other pass-through entities for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax, persons who hold their shares of Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation. If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds shares of Common Stock, the tax treatment of a partner thereof will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding shares of our Common Stock, you should consult your tax advisor regarding the tax consequences of the reverse stock split.

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the reverse stock split. The state and local tax consequences of the reverse split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides. This discussion should not be considered as tax or investment advice, and the tax consequences of the reverse stock split may not be the same for all stockholders. Stockholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. We believe that the reverse stock split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss solely as a result of the reverse stock split. In addition, we do not expect the reverse stock split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Stockholders. Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of the reverse stock split, including as a result of fractional shares being rounded up (as described above). Each stockholder’s aggregate tax basis in the Common Stock received in the reverse stock split, including any fractional share rounded up, should equal the stockholder’s aggregate tax basis in the Common Stock exchanged in the reverse stock split. In addition, each stockholder’s holding period for the Common Stock it receives in the reverse stock split, including any fractional share rounded up, should include the stockholder’s holding period for the Common Stock exchanged in the reverse stock split. Stockholders should consult their own tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

Reservation of Rights

Even if this Proposal is approved by the written consent of our stockholders, the Board reserves the right not to pursue or, if pursued, to abandon a reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Delaware Secretary of State of the Reverse Stock Split Amendment. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, a reverse stock split if it should so decide, in its sole discretion, that such action is in the best interests of our Company and stockholders.

Vote Required

The written consent of stockholders representing a majority of the voting power of our outstanding Common Stock as of the Record Date is required to approve this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF PROPOSAL NO. 2 – APPROVAL TO GRANT THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK.

PROPOSAL NO. 3

APPROVE AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 40,000,000 TO 120,000,000

General

We currently have authorized capital under our Certificate of Incorporation of 40,000,000 shares of Common Stock and 20,000,000 shares of preferred stock the (“Preferred Stock”). As of the Record Date, no shares of Preferred Stock are issued and outstanding.

 As of the Record Date, we had [25,659,409] shares of Common Stock issued and outstanding. We continue to require additional shares of Common Stock for the purposes discussed below and, accordingly, we are soliciting written consent of stockholders to authorize the increase in the number of shares of Common Stock we can issue to 120,000,000. We are not soliciting any change in the authorized shares of Preferred Stock.

The Board unanimously approved this Proposal, and recommended soliciting stockholder approval of this Proposal by written consent in lieu of a meeting, on April 28, 2017.

If the amendment to our Certificate of Incorporation to increase the authorized shares of Common Stock (the “Authorized Share Amendment”) is approved by our stockholders, the shares in excess of those required to be reserved for issuance upon exercise or conversion of currently outstanding options, warrants, convertible notes and convertible debentures may be issued by the Board for various purposes. Our Board may determine that it is necessary or appropriate to permit future stock splits in the form of stock dividends, to raise additional capital through the sale of equity securities, either through private placements or public offerings, to make acquisitions, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers (including under the Incentive Plan, if adopted), or for other purposes. The availability of additional shares of Common Stock is important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis without the time and expense of seeking stockholder approval in connection with any such contemplated issuance of Common Stock.

The form of Authorized Share Amendment is attached hereto as Exhibit C and incorporated herein by reference and considered a part of this Consent Statement.

Purpose and Effect of the Authorized Share Amendment

The Board believe that the availability of additional authorized but unissued shares will provide the Company with the flexibility to issue Common Stock for a variety of corporate purposes, including to raise capital, make acquisitions, effect future stock splits and stock dividends, to reserve additional shares for issuance under the Incentive Plan (if adopted) and to adopt other employee benefit plans in the future (and reserve shares for issuance thereunder).

We are currently investigating capital raising to provide additional funding for working capital and the development and commercialization of our predictive analytic lung cancer risk test (the “EPN Scan”). As of the date of this Consent Statement, we have received interest from certain private investors to subscribe for up to $3,000,000 of shares of Common Stock. Additionally, subject to market conditions and other factors, the Board may in the future consider issuing additional Common Stock to raise capital in connection with a public offering of shares of Common Stock. We intend to use the net proceeds received from any issuance of shares of Common Stock for working capital, to provide additional funding for the commercialization of our EPN Scan in the United States.

Other than as described above, the Board has no immediate plans, understanding, agreements or commitments to issue additional Common Stock for any purposes. No additional action or authorization by the Company’s stockholders would be necessary prior to the issuance of additional shares, including in connection with any private placements or public offerings to raise additional equity capital, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which our Common Stock is then listed or quoted. We reserve the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board.

Under Delaware law, holders of the outstanding Common Stock have no preemptive rights to purchase or to subscribe to the additional shares authorized by the Authorized Share Amendment. Additionally, no such preemptive rights are granted to stockholders under our Certificate of Incorporation. Thus, should the Board elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power, and shareholdings of our current stockholders.

The Authorized Share Amendment will become effective upon filing of a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State. However, the Board retains discretion under Delaware law not to implement the Authorized Share Amendment, even if the requisite written consents of stockholders in favor of this Proposal are received during the Consent Solicitation Period. If the Board exercised such discretion, the number of authorized shares would remain at current levels.

Dilution

The issuance of the additional shares of Common Stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Company’s existing stockholders. Such dilution could be substantial, particularly if Proposal No. 2 is adopted and the Board effects a reverse stock split.

Potential Anti-Takeover Effect

Although this Proposal No. 3 is not motivated by anti-takeover concerns and is not considered by the Board to be an anti-takeover measure, the availability of additional authorized Common Stock could be utilized as such or otherwise have the effect of delaying or preventing a change of control of the Company. In addition to financing purposes, the Company could also issue shares of Common Stock or a series of Preferred Stock that may, depending on the amount of such Common Stock or the terms of such series of Preferred Stock, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy content, or other means.

The Authorized Share Amendment is not in response to any specific effort of which the Company is aware to obtain control of the Company, and the Board of Directors has no present intention to use the additional shares of Common Stock in order to impede a takeover attempt. However, the Board might, when it is determined to be in the best interest of the stockholders, create voting, including class voting, or other impediments to obtaining control of the Company.

Effect on Registration of Common Stock under the Securities Exchange Act of 1934

Our Common Stock is currently registered under the Exchange Act. An increase in the authorized number of shares of Common Stock would not affect the registration of our Common Stock under the Exchange Act. Our Common Stock is not currently quoted on any market or exchange.

Effect of Voting Rights of, and Dividends on, Common Stock

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the increase in the authorized number of shares of Common Stock. The percentage of outstanding shares owned by each stockholder prior to the increase in the authorized number of shares of Common Stock will remain the same, subject to issuance of such newly authorized shares in the future. For example, generally, a holder of two percent of the voting power of the outstanding shares of Common Stock immediately prior to the effective time of the increase in the authorized number of shares of Common Stock would continue to hold two percent of the voting power of the outstanding shares of Common Stock after the increase in the authorized number of shares of Common Stock.

 We have never declared or paid any cash dividends on our capital stock, including our Common Stock. We currently intend to retain any future earnings and do not expect to pay any dividends in the foreseeable future. Therefore, we do not believe that an increase in the authorized number of shares of Common Stock would have any effect with respect to future distributions, if any, to our stockholders.

Vote Required

The written consent of stockholders representing a majority of the voting power of our outstanding Common Stock as of the Record Date is required to approve this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF PROPOSAL NO. 3 – APPROVE AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 40,000,000 TO 120,000,000.

PROPOSAL NO. 4

APPROVE AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

AND BYLAWS TO ALLOW FOR THE CLASSIFICATION OF THE COMPANY’S BOARD OF DIRECTORS

General

Under our existing Certificate of Incorporation and Bylaws, the entire Board of Directors is elected at each annual meeting of stockholders to serve until the next annual meeting or until their respective successors are elected and qualified. We are asking that stockholders approve an amendment to our Certificate of Incorporation and an amendment to our Bylaws (together, the “Classified Board Amendments”) to provide for a classified, or “staggered” Board, composed of three classes of directors serving staggered three-year terms.

Pursuant to Section 141(d) of the DGCL, stockholders may, by amendment to the Certificate of Incorporation or by a bylaw adopted by a vote of stockholders, divide the directors of any Delaware corporation, including our Company, into 1, 2 or 3 classes, with the term of office of those directors in the first class to expire at the first annual meeting held after such classification becomes effective, of the second class one year thereafter, and of the third class two years thereafter. At each annual stockholder’s meeting after the classification of the board of directors becomes effective, directors will be chosen for a full, three-year term to succeed those directors in each class as their terms expire.

The Board unanimously approved this Proposal, and recommended soliciting stockholder approval of this Proposal by written consent in lieu of a meeting, on April 28, 2017.

The form of Classified Board Amendments are attached hereto as Exhibit D-1 and Exhibit D-2 and incorporated herein by reference and considered a part of this Consent Statement

Purpose and Effect of the Classified Board Amendment

The Classified Board Amendments would divide the Board of Directors into three classes, with each class to be as nearly equal as possible in number and to hold office for a staggered term of three years. If this Proposal is approved by the stockholders, we would file an amendment to the Certificate of Incorporation with the Delaware Secretary of State to insert a new Article Ninth, and upon the effectiveness of such filing and adoption of corresponding amendments to our Bylaws, the nine directors of our current Board will be divided into three classes of directors. The three directors of the first class would hold office for a one-year term expiring at the 2017 annual meeting, the three directors of the second class would hold office for a two-year term expiring at the 2018 annual meeting, and the three directors of the third class would hold office for a three-year term expiring at the 2019 annual meeting. At each annual meeting beginning with the meeting to be held in 2017, the class whose term expires at such annual meeting will be elected for a three-year term. The requirement of a staggered election of directors would apply in 2017 and to every election thereafter.

Vacancies

The Company’s Bylaws currently provide that a majority of remaining directors may fill any vacancies in the Board of Directors and such new directors would serve until the next annual meeting of stockholders. The proposed Classified Board Amendments also provide that a majority vote of the remaining directors may fill any vacancies on the Board. However, under such Amendments, any directors so chosen will hold office until the annual meeting of stockholders at which the term of the class of directors to which such person is chosen expires. For example, if a Class III director, whose term expires in 2019, resigns in 2017, the majority of the remaining directors could elect an individual to fill such open directorship and such individual would serve as a Class III director of the Company until the 2019 annual meeting of stockholders.

Removal of Directors

Under the DGCL, directors of a corporation that has a classified board structure may be removed only for cause unless the certificate of incorporation of that corporation provides otherwise. However, directors of corporations that do not have a classified structure may, subject to the terms of the certificate or articles of incorporation of such corporation, generally be removed with or without cause by the holders of a majority of the voting power of the capital stock outstanding and entitled to vote thereon. If the Classified Board Amendments are approved, we will not amend the Certificate of Incorporation to allow directors to be removed other than for cause.

Importantly, “cause” is not defined in the Certificate of Incorporation or the section of the DGCL which establishes the removal standards. The circumstances under which directors may be removed will therefore likely need to be judicially determined and may be limited to circumstances involving fraud, criminal conduct or gross abuse of office amounting to a breach of fiduciary duty to the Company.

The requirement that directors be removed only for cause is intended to prevent a substantial stockholder from circumventing the purposes of a classified board by removing incumbent directors without cause and then attempting to fill the vacancies with its own nominees. Such a requirement may, however, make it more difficult to remove a director even when the only reason for the removal is the performance of the director. The burden of having to prove cause will make such removal more difficult than at present.

Potential Anti-Takeover Effect

A classified board increases the difficulty of takeovers, because a hostile bidder cannot replace an entire staggered board in a single proxy contest. Under our existing Certificate of Incorporation, holders of a majority of our Common Stock can change the composition of a majority of the directors on the Board at a single annual meeting. Such holders also have the power to remove a majority of the directors, with or without cause, and to elect their replacements. If proposed Classified Board Amendments are approved, at least two annual meetings normally will be required to effect a change in the composition of a majority of the Board.

The Board believes that a staggered election of directors will promote further continuity and stability in the Company’s management and policies as directors will serve for longer terms and, at any given time, two-thirds of the directors will normally have had prior experience on the Board. The Board also believes that the existence of a staggered board will encourage substantial stockholders to negotiate with the existing Board before attempting to take over the Company because, without the cooperation of the existing Board, it may take such stockholders up to two years to acquire control of the Board. The Board believes that an arms-length negotiation of the terms of an attempt to acquire control of the Company is likely to result in more favorable terms for all stockholders than are the terms likely to be offered in a takeover that is initiated without advance negotiations.

On the other hand, the additional time required to obtain control of a staggered board may discourage takeover bids that stockholders might deem desirable. The adoption of the proposed Classified Board Amendments may also increase the time required to change the management of the Corporation, even if a majority of the stockholders are dissatisfied with the management and believe such a change would be beneficial.

Impact of cumulative voting.

Where a company employs cumulative voting, the adoption of a classified board of directors increases the difficulty of minority stockholders to elect a director, because it takes a larger minority interest to elect one of a smaller number of directors. However, the holders of shares of our Common Stock do not have the right to cumulate votes in the election of directors.

Initial Directors of Each Class

If this Proposal is adopted, we expect that the directors of the Board would be separated into classes as follows, with the initial directors of each class serving until their successors are elected and qualified or until their earlier resignation or removal:

Name of Director	Class of Director
Clark Campbell	Class I
Robert Raybould	Class I
John C. Ruckdeschel	Class II
Todd Morgan	Class II
Rich McKeown	Class II
Robin L. Smith	Class III
Scott Nixon	Class III
Steven C. Eror	Class III

The above classification is subject to such changes as the Board may determine (in its sole discretion) prior to adoption of the Classified Board Amendments.

Vote Required

The written consent of stockholders representing a majority of the voting power of our outstanding Common Stock as of the Record Date is required to approve this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF PROPOSAL NO. 4 – APPROVE AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS TO ALLOW FOR THE CLASSIFICATION OF THE COMPANY’S BOARD OF DIRECTORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table lists, as of the Record Date, the number of shares of Common Stock that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each named executive officer and director of our Company, and (iii) all officers and directors as a group.

Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using beneficial ownership concepts under the rules of the Securities and Exchange Commission (the “Commission”). Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 25,659,409 shares of our Common Stock issued and outstanding as of the Record Date. Unless otherwise indicated, the address of each person listed is in care of ProLung, 757 East South Temple, Suite 150, Salt Lake City, Utah 84102:

Name of Officer of Director	Title of Class	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class
Steven C. Eror, Chief Executive Officer and Director	Common	[1,444,006]	[5.6]%
Michael Garff, Chief Operating Officer	Common	[475,000]	[1.1]%
Robert W. Raybould, Director	Common	[1,748,015]	[6.8]%
Clark Campbell, Director	Common	[1,112,688]	[4.3]%
Todd Morgan, Director	Common	[1,367,500]	[5.3]%
Richard McKeown	Common	[525,000]	[2.0]%
Robin L. Smith, Director	Common	[30,000]	[0.1]%
John C. Ruckdeschel, Director	Common	[70,000]	[0.3]%
J. Scott Nixon	Common	[0]	[0.0]%
All Officers and Directors as a Group	Common	[6,927,209]	[26.4]%

Notes:

(1)

The number of shares included on this table includes those shares owned by the beneficial owner’s spouse, and entity or trust controlled by the beneficial owner, or owned by another person in the owner’s household.

(2)

Each member of the Board is awarded shares of Common Stock for services on the Board. Additionally, members of the Board that serve on the executive committee or on the medical advisory board are awarded additional shares of Common Stock for these services. Shares awarded are issued to the recipient and vest over the term of services. In the event of early termination of services and not serving for the full term for which the shares were awarded, a pro rata portion of the shares are required to be returned to the Company. The number of unvested shares included in the table above is [872] shares for Mr. Campbell.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, directors, and persons who own more than 10% of our Common Stock to file reports concerning their ownership of Common Stock with the SEC and to furnish the Company with copies of such reports. Based upon the Company’s review of the reports required by such persons and amendments thereto furnished to the Company, the Company believes that no reports required to be filed pursuant to Section 16(a) of the Exchange Act have been filed. Based on the records of the Company of transactions involving the Company, the Company believes that the following reports should have been filed by the Company’s Section 16 filers during the fiscal year ended December 31, 2016: Forms 4 for three separate issuances to affiliates of Todd Morgan were not filed timely and, to date, have not been filed.

EXECUTIVE COMPENSATION

Compensation of Named Executive Directors

The following table provides details with respect to the total compensation of the Company’s named executive officers during the years ended December 31, 2016, and 2015. The Company’s named executive officers are (a) each person who served as the Company’s Chief Executive Officer during 2015, (b) the next two most highly compensated executed officers serving as of December 31, 2016 whose total compensation exceeds $100,000 and (c) any person who could have been included under (b) except for the fact that such persons was not an executive officer on December 31, 2016.

Summary Compensation Table

Name & Principal Position	Year	Salary	Bonus	Stock Awards	All Other Compensation	Total
Steven C. Eror, President	2016	$290,000	$-	$-	$-	$290,000
	2015	250,000	-	-	-	250,000
Michael Garff, Chief Operating Officer	2016	144,000	-	-	-	144,000
	2015	144,000	-	-	-	144,000

Employment Agreements and Incentive Compensation

Effective August 1, 2013, the Company entered into an employment agreement contract with Steven C. Eror, Chief Executive Officer, which employment was amended on March 29, 2017. This agreement, as amended, provides for an annual salary of $290,000. As incentive compensation, the employment agreement provides that Mr. Eror will be granted a stock option with a 10-year term and an exercise price equal to the greater of $1.50 per share, and the fair market value of the Common Stock, which shall vest with respect to a number of shares dependent upon when, or if, FDA approval is obtained for the marketing of the Company’s products:

•

1,200,000 shares if FDA approval is obtained on or before January 1, 2018;

•

900,000 shares if FDA approval is obtained after January 1, 2018 and on or before July 1, 2018;

•

600,000 shares if FDA approval is obtained after July 1, 2018 and on or before January 1, 2019;

•

300,000 shares if FDA approval is obtained after January 1, 2019 and on or before January 1, 2020.

The employment agreement also has customary provisions for other benefits and includes protective provisions in favor of the Company, such as 24-month non-competition and non-solicitation provisions and invention assignment provisions. The term of the agreement was extended by the amendment until August 1, 2019, and will be automatically extended for successive one-year periods unless either party to the agreement objects to such extension by written notice to the other party at least 180 days prior to the expiration of the initial term or any extension term. The agreement may also be terminated for cause. The agreement provides for a severance payment to Mr. Eror upon the termination of his employment as follows: (a) an amount equal to one-half of the base salary in effect on the date of the termination of the agreement to be paid in cash over six months, and (b) an amount equal to one-half of the base salary in effect on the date of termination to be paid in shares of common stock, at fair market value. The agreement does not include any additional or different provisions addressing change of control events.

Effective August 1, 2013, the Company entered into an employment contract with Michael Garff, Chief Operating Officer. This contract provides for an annual salary of $144,000 plus incentive compensation of up to 300,000 shares of common stock and up to $30,000 in cash upon the receipt of regulatory approval in Europe and the United States. The employment contract also has customary provisions for other benefits and includes protective provisions in favor of the Company, such as 12-month non-competition and non-solicitation provisions and invention assignment provisions. The term of the agreement is for a period of three years, and the agreement does not include any severance or change of control provisions. The agreement may be terminated for cause, as defined in the agreement.

Equity Awards

There were no equity awards to either of the named officers during the year ended December 31, 2016. The Company expects to grant Mr. Eror an award in 2017 consistent with the terms of his employment agreement.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2016, there are no outstanding equity awards for either of the named officers.

Termination/Change of Control Provisions of Employment Agreements

The employment agreements with the named executive officers of the Company do not include any provisions providing for payments upon a change of control. Mr. Eror’s employment agreement provides for a severance payment to Mr. Eror upon the termination of his employment as follows (a) an amount equal to one-half of the base salary in effect on the date of the termination of the agreement to be paid in cash over six months, and (b) an amount equal to one-half of the base salary in effect on the date of termination to be paid in shares of common stock, at fair market value. The agreement does not include any additional or different provisions addressing change of control events.

Compensation of Non-Executive Directors

The following table sets forth information concerning the annual and long-term compensation awarded to, earned by, or paid to our non-executive directors for all services rendered in all capacities to our company, or any of its subsidiaries, for the year ended December 31, 2016:

Compensation Table for Non-Executive Directors

Name & Principal Position	Fees Earned or Paid		Stock Awards	Option Awards	Other Compensation	Total
Robert Raybould, Director	$-		$-	$-	$-	$-
Clark Campbell, Director	$-		$-	$-	$-	$-
Tim Treu, Director	$112,000	[1]	$-	$-	$-	$112,000
Todd Morgan, Director	$-		$-	$-	$-	$-
Richard McKeown, Director	$-		$-	$-	$-	$-
Jeffrey S. O’Driscoll, Director	$113,000	[2]	$-	$-	$-	$113,000
John C. Ruckdeschel, Director	$-		$-	$-	$-	$-
Robin L Smith, Director	$-		$-	$-	$-	$-
J. Scott Nixon, Director	$-		$-	$-	$-	$-

(1)

Effective April 30, 2015, Mr. Treu entered into a consulting agreement with the Company to provide marketing services on behalf of the Company, including serving as the Chief Marketing and Sales Officer of the Company. Pursuant to this consulting agreement, Mr. Treu earned $112,000 during the period from April 30, 2015 through December 31, 2016.

(2)

Effective March 9, 2015, Mr. O’Driscoll entered into a consulting agreement with the Company to provide medical advisory services on behalf of the Company, including serving as the Chief Medical Officer of the Company. Pursuant to this consulting agreement, Mr. O’Driscoll earned $113,000 during the period from March 9, 2015 through December 31, 2016.

Director Compensation Arrangements

Each member of the Board of Directors is awarded shares of common stock for services on the Board. Additionally, members of the Board of Directors that serve on the executive committee or on the medical advisory board are awarded additional shares of common stock for these services. Shares awarded are issued to the recipient and vest over the term of services, provided that such forfeiture may be waived by the Board of Directors in its discretion. In the event of early termination of services and not serving for the full term over which the shares vest, a pro rata portion of the shares are required to be returned to the Company, unless such obligation is waived by the Board of Directors in its discretion.

Under the compensation principles approved by the Board of Directors, shares of common stock are awarded to directors as follows:

1.

The chairman of the Board of Directors receives an award of 200,000 shares of common stock for each year of service.

2.

Other members of the Board of Directors receive an award of 40,000 shares of common stock for each year of service.

3.

Members of the Board of Directors who also serve on the executive committee receive an additional award of 50,000 shares of common stock for their term of 24 months, but may be awarded additional shares of common stock to the extent the Board of Directors determines that their services exceed that normally expected from a director serving on an executive committee.

4.

Members of the Board of Directors who also serve on the medical advisory board receive an additional award of 15,000 shares of common stock for each year of service.

Notwithstanding the foregoing, no such shares were approved or granted during 2016 with respect to any of the directors.

PROPOSALS OF STOCKHOLDERS TO BE PRESENTED AT NEXT ANNUAL MEETING

If any stockholder intends to present a proposal to be considered for inclusion in the Company’s proxy materials in connection with the Company’s 2018 annual meeting of stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8 - Shareholder Proposals) and received by the Company [on or prior to the date advised by the Company in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017]. Nominations of persons for election as directors of the Company must be made consistent with the provisions of the Company’s Bylaws, including the requirement that the stockholder must provide timely notice of the nomination in proper written form to the Secretary of the Company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Proposed Amendments which is not shared by all other shareholders. The Company has not received notice from any director (in writing or otherwise) that he or she opposes, or intends to oppose, any of the Proposals described in this Consent Statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In instances in which multiple holders of the Common Stock share a common address and are the beneficial owners, but not the record holders, of those shares of Common Stock, the holders’ banks, brokers or other nominees may only deliver one copy of this Consent Statement to such stockholders, unless the applicable bank, broker or nominee has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written request, a separate copy of this Consent Statement to any stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of this Consent Statement should submit a request in writing to the Chief Executive Officer of ProLung, Inc. at 757 East South Temple, Suite 150, Salt Lake City, Utah 84012. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and, in accordance with the Exchange Act, we file periodic reports (annual, quarterly, and special), proxy statements, documents, and other information with the Commission. These reports and other information may be inspected and are available for copying at the Public Reference Room of the Securities and Exchange Commission at 100 F. Street NE, Washington, DC 20549 or may be accessed at www.sec.gov.

We will also provide without charge to any stockholder, upon the written request of such person, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Commission. We will also provide a copy of all information that has been incorporated by reference in this Consent Statement (if any). Written requests for that information should be directed to the Company at the address below:

ProLung, Inc.

Attention: Chief Executive Officer

757 East South Temple, Suite 150

Salt Lake City, Utah 84102

Telephone: +1 (801) 736-0729

The Company has duly caused this Consent Statement to be signed by the undersigned hereunto authorized.

PROLUNG, INC.

By: _______________________

Steven C. Eror

Chief Executive Officer

[●]

EXHIBIT A

(TO CONSENT STATEMENT)

PROLUNG, INC.

STOCK INCENTIVE PLAN

1.

Purpose. The purpose of this Stock Incentive Plan (the “Plan”) is to enable ProLung, Inc. (the “Company”) to attract and retain the services of (i) selected employees, officers and directors of the Company or any parent or subsidiary of the Company and (ii) selected nonemployee agents, consultants, advisers and independent contractors of the Company or any parent or subsidiary of the Company. For purposes of this Plan, a person is considered to be employed by or in the service of the Company if the person is employed by or in the service of any entity (the “Employer”) that is either the Company or a direct or indirect subsidiary of the Company.

2.

Shares Subject to the Plan. Subject to adjustment as provided below and in Section 10, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that are authorized for issuance under the Plan shall be 4,000,000 shares; provided, however, that the foregoing number of authorized shares will automatically increase on January 1st of each year, for ten years, commencing on January 1, 2018, in an amount equal to the lesser of (i) 320,000 shares of Common Stock (i.e., 8% of the shares of the shares of Common Stock authorized to be issued under the Plan as of the date hereof), and (ii) such number of shares of Common Stock (if any) as the Company’s Board of Directors may earlier designate in writing; further provided, however, to the extent there are insufficient shares of Common Stock of the Company authorized in the Company’s certificate of incorporation, as amended, in order to permit the grant of awards with respect to the full number of shares of Common Stock authorized hereunder (taking into account all outstanding shares, existing awards under this Plan and other rights exercisable for or exchangeable for Common Stock), the number of shares of Common Stock authorized hereunder shall be temporally reduced to the maximum number of shares that could be authorized hereunder consistent with the number of authorized shares in the certificate of incorporation, as amended (taking into account all outstanding shares, existing awards under this Plan and other rights exercisable for or exchangeable for Common Stock), but then shall automatically be increased to the maximum number of authorized shares of Common Stock provided for herein at any time sufficient authorized shares of Common Stock are available. If an option or Performance-Based Award (as defined in Section 9 below) granted under the Plan expires, terminates or is canceled, the unissued shares subject to that option or Performance-Based Award shall again be available under the Plan. If shares awarded as a bonus pursuant to Section 7 or sold pursuant to Section 8 under the Plan are forfeited to or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan. At any time an award is outstanding, the Company shall keep available under this Plan the number of shares of Common Stock required to satisfy such award.

3.

Effective Date and Duration of Plan.

3.1

Effective Date. The Plan became effective as of the date it was approved by the Board of Directors; provided, however, no Incentive Stock Option (as defined in Section 5 below) granted under the Plan shall become exercisable and no payments shall be made under a Performance-Based Award unless the Plan is approved by the stockholders within one year of its effective date (and until such approval occurs). The exercise of any Incentive Stock Options granted under the Plan before approval by the shareholders shall be conditioned on such approval. Subject to this limitation, options and Performance-Based Awards may be granted and shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

3.2

Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on the shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, Performance-Based Awards and shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding options, any outstanding Performance-Based Awards or any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

4.

Administration.

4.1

Board of Directors. The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it deems expedient to carry the Plan into effect, and the Board of Directors shall be the sole and final judge of such expediency.

4.2

Committee. The Board of Directors may delegate to any committee of the Board of Directors (the “Committee”) any or all authority for administration of the Plan. If authority is delegated to the Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee, except (i) as otherwise provided by the Board of Directors and (ii) that only the Board of Directors may amend or terminate the Plan as provided in Sections 3 and 11.

4.3

Delegation of Grant Authority. Notwithstanding any other provision in the Plan, the Board of Directors may, to the full extent permitted under applicable law, authorize the Company’s Chief Executive Officer or another executive officer of the Company or a committee of such officers (“Authorized Officers”) to grant awards under the Plan; provided, however, that in no event shall the Authorized Officers be permitted to grant awards to (i) any director of the Company, (ii) any person who is identified by the Company as an executive officer of the Company or who is subject to the restrictions imposed under Section 16 of the Securities Exchange Act of 1934, as amended, (iii) any person who is not an employee of the Company or any subsidiary of the Company, or (iv) such other person or persons as may be designated from time to time by the Board of Directors. If such authority is provided by the Board of Directors, the Board of Directors shall establish and adopt written guidelines setting forth the maximum number of shares with respect to which the Authorized Officers may grant awards to any individual during a specified period of time and such other terms and conditions as the Board of Directors deems appropriate for such grants. Such guidelines may be amended by the Board of Directors prospectively at any time. Subject to the foregoing, the Authorized Officers shall have the same authority as the Board of Directors under this Section 4 with respect to the grant of Awards under the Plan.

5.

Types of Awards, Eligibility, Limitations. The Board of Directors may, from time to time, take the following actions, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), as provided in Sections 6.1 and 6.2; (ii) grant options other than Incentive Stock Options (“Non-Statutory Stock Options”) as provided in Sections 6.1 and 6.3; (iii) award stock bonuses as provided in Section 7; (iv) sell or otherwise issue shares subject to restrictions as provided in Section 8; and (v) award Performance-Based Awards as provided in Section 9. Awards may be made to employees, including employees who are officers or directors, and to other individuals described in Section 1 selected by the Board of Directors; provided, however, that only employees of the Company or any parent or subsidiary of the Company (as defined in subsections 424(e) and 424(f) of the Code) are eligible to receive Incentive Stock Options under the Plan. The Board of Directors shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Board of Directors, an individual may be given an election to surrender an award in exchange for the grant of a new award.

6.

Option Grants.

6.1

General Rules Relating to Options.

6.1-1

Terms of Grant. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the exercise price (which must be at least fair market value and otherwise comply with the terms of this Plan), the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option.

6.1-2

Exercise of Options. Except as provided in Section 6.1-4 or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of exercise the optionee is employed by or in the service of the Company and shall have been so employed or provided such service continuously since the date the option was granted. Except as provided in Sections 6.1-4 and 10, options granted under the Plan may be exercised from time to time over the period stated in each option in amounts and at times prescribed by the Board of Directors, provided that options may not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if an optionee does not exercise an option in any one year for the full number of shares to which the optionee is entitled in that year, the optionee’s rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

6.1-3

Nontransferability. Each Incentive Stock Option and, unless otherwise determined by the Board of Directors (either at, or at any time following, the time of grant), each other option granted under the Plan by its terms (i) shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee’s domicile at the time of death, and (ii) during the optionee’s lifetime, shall be exercisable only by the optionee.

6.1-4

Termination of Employment or Service.

6.1-4(a)

General Rule. Unless otherwise determined by the Board of Directors (either at, or at any time following, the time of grant), if an optionee’s employment or service with the Company terminates for any reason other than (i) because of total disability or death as provided in Sections 6.1-4(b) and (c) or (ii) for cause, as provided in Section 6.1-4(d), his or her option may be exercised at any time before the expiration date of the option or the expiration of 30 days after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination.

6.1-4(b)

Termination Because of Total Disability. Unless otherwise determined by the Board of Directors, if an optionee’s employment or service with the Company terminates because of total disability, his or her option may be exercised at any time before the earlier of the expiration date of the option or the date 12 months after the date of termination, but only if and to the extent the optionee was entitled to exercise the option at the date of termination. The term “total disability” means a medically determinable mental or physical impairment that is expected to result in death or has lasted or is expected to last for a continuous period of 12 months or more and that, in the opinion of the Company and two independent physicians, causes the optionee to be unable to perform his or her duties as an employee, director, officer or consultant of the Employer and unable to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the two independent physicians have furnished their written opinion of total disability to the Company and the Company has reached an opinion of total disability.

6.1-4(c)

Termination Because of Death. Unless otherwise determined by the Board of Directors, if an optionee dies while employed by or providing service to the Company, his or her option may be exercised at any time before the earlier of the expiration date of the option or the date 12 months after the date of death, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom the optionee’s rights under the option shall pass by the optionee’s will or by the laws of descent and distribution of the state or country of domicile at the time of death.

6.1-4(d)

Termination for Cause. If an optionee’s relationship with the Company is terminated by the Company for “cause” (or the optionee resigns or is terminated at a time when the Company had “cause” for such termination), then, unless otherwise provided in the applicable award or determined by the Board of Directors in connection with such termination, all options held by such optionee shall terminate on the effective date of such termination. For purposes of this Section 6.1-4(d) and the Plan, “cause” shall mean with respect to an optionee, such optionee’s: (1) conviction of, or plea of nolo contendere or guilty to, a felony or crime involving moral turpitude; (2) fraud on or misappropriation of any funds or property of the Company; (3) willful misconduct in connection with the optionee’s duties associated with the Company, (4) material breach of any provision of any non-disclosure, non-competition, non-solicitation, invention assignment, proprietary rights or other similar agreement executed by the optionee for the benefit of the Company; or (5) act or omission that constitutes cause under any employment or service agreement between the optionee and the Company, in each case (with respect to each of (1) through (5)) as reasonably determined by the Board of Directors, which determination will be conclusive.

6.1-4(e)

Amendment of Exercise Period Applicable to Termination. The Board of Directors may at any time extend the 30-day and 12-month exercise periods set forth in Sections 6.1-4(a), (b) and (c) above to any length of time not longer than the original expiration date of the option. The Board of Directors may at any time increase the portion of an option that is exercisable, subject to terms and conditions determined by the Board of Directors.

6.1-4(f)

Failure to Exercise Option. To the extent that the option of any deceased optionee or any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to the option shall cease and terminate.

6.1-4(g)

Leave of Absence. Absence on leave approved by the Employer or on account of illness or disability shall not be deemed a termination or interruption of employment or service. Unless otherwise determined by the Board of Directors, vesting of options shall continue during a medical, family or military leave of absence, whether paid or unpaid, and vesting of options shall be suspended during any other unpaid leave of absence.

6.1-5

Purchase of Shares.

6.1-5(a)

Notice of Exercise. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon the Company’s receipt of written notice from the optionee of the optionee’s binding commitment to purchase shares, specifying the number of shares the optionee desires to purchase under the option and the date on which the optionee agrees to complete the transaction, and, if required to comply with the Securities Act of 1933 and/or governing state securities laws of laws of foreign countries with jurisdiction, containing a representation that it is the optionee’s intention to acquire the shares for investment and not with a view to distribution.

6.1-5(b)

Payment. Unless the Board of Directors determines otherwise (either at, or at any time following, the time of grant), on or before the date specified for completion of the purchase of shares pursuant to an option exercise, the optionee must pay the Company the full purchase price of those shares in cash or by check or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock or other contingent awards denominated in either stock or cash, promissory notes (to the extent permitted by governing law) and other forms of consideration. Unless otherwise determined by the Board of Directors, any Common Stock provided in payment of the purchase price must have been previously acquired and held by the optionee for at least six months. The fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock last reported before the time payment in Common Stock is made or, if earlier, committed to be made, if the Common Stock is publicly traded, or another value of the Common Stock as specified by the Board of Directors. No shares shall be issued until full payment for the shares has been made, including all amounts owed for tax withholding. With the consent of the Board of Directors (either at, or at any time following, the time of grant), an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option.

6.1-5(c)

Tax Withholding. Each optionee who has exercised an option shall, immediately upon notification of the amount due, if any, pay to the Company in cash or by check amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required (as a result of exercise of an option or as a result of disposition of shares acquired pursuant to exercise of an option) beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount, in cash or by check, to the Company on demand. If the optionee fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors, an optionee may satisfy this obligation, in whole or in part, by instructing the Company to withhold from the shares to be issued upon exercise or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation.

6.1-5(d)

Reduction of Reserved Shares. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option (less the number of any shares surrendered in payment for the exercise price or withheld to satisfy withholding requirements).

6.1-6

Limitations on Grants to Non-Exempt Employees. Unless otherwise determined by the Board of Directors, if an employee of the Company or any parent or subsidiary of the Company is a non-exempt employee subject to the overtime compensation provisions of Section 7 of the Fair Labor Standards Act (the “FLSA”), any option granted to that employee shall be subject to the following restrictions: (i) the option price shall be at least 85 percent of the fair market value, as described in Section 6.2-4, of the Common Stock subject to the option on the date it is granted; and (ii) the option shall not be exercisable until at least six months after the date it is granted; provided, however, that this six-month restriction on exercisability will cease to apply if the employee dies, becomes disabled or retires, there is a change in ownership of the Company, or in other circumstances permitted by regulation, all as prescribed in Section 7(e)(8)(B) of the FLSA.

6.2

Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

6.2-1

Limitation on Amount of Grants. If the aggregate fair market value of stock (determined as of the date the option is granted) for which Incentive Stock Options granted under this Plan (and any other stock incentive plan of the Company or its parent or subsidiary corporations, as defined in subsections 424(e) and 424(f) of the Code) are exercisable for the first time by an employee during any calendar year exceeds $100,000, the portion of the option or options not exceeding $100,000, to the extent of whole shares, will be treated as an Incentive Stock Option and the remaining portion of the option or options will be treated as a Non-Statutory Stock Option. The preceding sentence will be applied by taking options into account in the order in which they were granted. If, under the $100,000 limitation, a portion of an option is treated as an Incentive Stock Option and the remaining portion of the option is treated as a Non-Statutory Stock Option, unless the optionee designates otherwise at the time of exercise, the optionee’s exercise of all or a portion of the option will be treated as the exercise of the Incentive Stock Option portion of the option to the full extent permitted under the $100,000 limitation. If an optionee exercises an option that is treated as in part an Incentive Stock Option and in part a Non-Statutory Stock Option, the Company will designate the portion of the stock acquired pursuant to the exercise of the Incentive Stock Option portion as Incentive Stock Option stock by issuing a separate certificate for that portion of the stock and identifying the certificate as Incentive Stock Option stock in its stock records.

6.2-2

Limitations on Grants to 10 percent Shareholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (as defined in subsections 424(e) and 424(f) of the Code) only if the option price is at least 110 percent of the fair market value, as described in Section 6.2-4, of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

6.2-3

Duration of Options. Subject to Sections 6.1-2, 6.1-4 and 6.2-2, Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that by its terms no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

6.2-4

Option Price. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in Section 6.2-2, the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be the closing price of the Common Stock last reported before the time the option is granted, if the stock is publicly traded, or another value of the Common Stock as specified by the Board of Directors.

6.2-5

Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the last action by the Board of Directors adopting the Plan or approving an increase in the number of shares available for issuance under the Plan, which action was subsequently approved within 12 months by the shareholders.

6.2-6

Early Dispositions. If within two years after an Incentive Stock Option is granted or within 12 months after an Incentive Stock Option is exercised, the optionee sells or otherwise disposes of Common Stock acquired on exercise of the Option, the optionee shall within 30 days of the sale or disposition notify the Company in writing of (i) the date of the sale or disposition, (ii) the amount realized on the sale or disposition and (iii) the nature of the disposition (e.g., sale, gift, etc.).

6.3

Non-Statutory Stock Options. Non-Statutory Stock Options shall be subject to the following terms and conditions, in addition to those set forth in Section 6.1 above:

6.3-1

Option Price. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant, but shall not be less than 100 percent of the fair market value of the Common Stock covered by the option.

6.3-2

Duration of Options. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

7.

Stock Bonuses. The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with any other restrictions determined by the Board of Directors. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors. The Company may require any recipient of a stock bonus to pay to the Company in cash or by check upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the recipient, including salary, subject to applicable law. With the consent of the Board of Directors, a recipient may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares withheld or delivered to satisfy withholding obligations.

8.

Restricted Stock. The Board of Directors may issue shares under the Plan for any consideration (including promissory notes and services) determined by the Board of Directors. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with any other restrictions determined by the Board of Directors. All Common Stock issued pursuant to this Section 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective purchaser of the shares before the delivery of certificates representing the shares to the purchaser. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors. The Company may require any purchaser of restricted stock to pay to the Company in cash or by check upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a purchaser may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares withheld or delivered to satisfy withholding obligations.

9.

Performance-Based Awards. The Board of Directors may grant awards intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (“Performance-Based Awards”). Performance-Based Awards shall be denominated at the time of grant either in Common Stock (“Stock Performance Awards”) or in dollar amounts (“Dollar Performance Awards”). Payment under a Stock Performance Award or a Dollar Performance Award shall be made, at the discretion of the Board of Directors, in Common Stock (“Performance Shares”), or in cash or in any combination thereof. Performance-Based Awards shall be subject to the following terms and conditions:

9.1

Award Period. The Board of Directors shall determine the period of time for which a Performance-Based Award is made (the “Award Period”).

9.2

Performance Goals and Payment. The Board of Directors shall establish in writing objectives (“Performance Goals”) that must be met by the Company or any subsidiary, division or other unit of the Company (“Business Unit”) during the Award Period as a condition to payment being made under the Performance-Based Award. The Performance Goals for each award shall be one or more targeted levels of performance with respect to one or more of the following objective measures with respect to the Company or any Business Unit: earnings, earnings per share, stock price increase, total shareholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, economic value added, revenues, operating income, inventories, inventory turns, cash flows or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, and restructuring and special charges (determined according to criteria established by the Board of Directors). The Board of Directors shall also establish the number of Performance Shares or the amount of cash payment to be made under a Performance-Based Award if the Performance Goals are met or exceeded, including the fixing of a maximum payment (subject to Section 9.4). The Board of Directors may establish other restrictions to payment under a Performance-Based Award, such as a continued employment requirement, in addition to satisfaction of the Performance Goals. Some or all of the Performance Shares may be issued at the time of the award as restricted shares subject to forfeiture in whole or in part if Performance Goals or, if applicable, other restrictions are not satisfied.

9.3

Computation of Payment. During or after an Award Period, the performance of the Company or Business Unit, as applicable, during the period shall be measured against the Performance Goals. If the Performance Goals are not met, no payment shall be made under a Performance-Based Award. If the Performance Goals are met or exceeded, the Board of Directors shall certify that fact in writing and certify the number of Performance Shares earned or the amount of cash payment to be made under the terms of the Performance-Based Award.

9.4

Maximum Awards. No participant may receive in any fiscal year Stock Performance Awards under which the aggregate amount payable under the Awards exceeds the equivalent of 1,000,000 shares of Common Stock or Dollar Performance Awards under which the aggregate amount payable under the Awards exceeds $1,000,000.

9.5

Tax Withholding. Each participant who has received Performance Shares shall, upon notification of the amount due, pay to the Company in cash or by check amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the participant, including salary, subject to applicable law. With the consent of the Board of Directors, a participant may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so delivered or withheld shall not exceed the minimum amount necessary to satisfy the required withholding obligation.

9.6

Effect on Shares Available. The payment of a Performance-Based Award in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares of Common Stock reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award, less the number of shares delivered or withheld to satisfy withholding obligations.

10.

Changes in Capital Structure.

10.1

Stock Splits, Stock Dividends. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for grants under the Plan and in all other share amounts set forth in the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that the optionee’s proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive.

10.2

Mergers, Reorganizations, Etc. In the event of a merger, consolidation, plan of exchange, split-up, split-off, spin-off, reorganization or liquidation to which the Company is a party, any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or the transfer by one or more shareholders, in one transfer or several related transfers, of 50% of more of the Common Stock outstanding on the date of such transfer (or the first of such related transfers) to persons, other than wholly-owned subsidiaries or family trusts, who were not shareholders of the Company prior to the first such transfer (each, a “Transaction”), the Board of Directors shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options under the Plan prior to the consummation of the Transaction:

10.2-1

Outstanding options shall remain in effect in accordance with their terms.

10.2-2

Outstanding options shall be converted into options to purchase stock in one or more of the corporations, including the Company, that are the surviving or acquiring corporations in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation(s) to be held by holders of shares of the Company following the Transaction. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied.

10.2-3

The Board of Directors shall provide a period of at least 10 days before the completion of the Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of that period, all unexercised options shall immediately terminate. The Board of Directors may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during that period.

10.2-4

Outstanding options shall be redeemed in cash at the closing of the Transaction at a redemption price reflecting the amount by which the express or implicit value of a share of Common Stock in the Transaction exceeds the exercise price.

10.3

Dissolution of the Company. In the event of the dissolution of the Company, options shall be treated in accordance with Section 10.2-3.

10.4

Rights Issued by Another Corporation. The Board of Directors may also grant options and stock bonuses and Performance-Based Awards and issue restricted stock under the Plan with terms, conditions and provisions that vary from those specified in the Plan, provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock bonuses, Performance-Based Awards and restricted stock granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a Transaction.

11.

Amendment of the Plan. The Board of Directors may at any time modify or amend the Plan in any respect. Except as provided in Section 10, however, no change in an award already granted shall be made without the written consent of the holder of the award if the change would adversely affect the holder.

12.

Approvals. The Company’s obligations under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company’s shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate state or federal securities laws. Unless the Company determines, with advice of counsel that such legend is not necessary, certificates representing all shares of Common Stock issued in connection with the Plan will contain a legend indicating that such shares of Common Stock are “restricted securities,” as defined under Rule 144 promulgated under the Securities Act of 1933, as amended, and that such shares may not be transferred unless such transfer is registered under the Securities Act and governing state securities laws or exempt from the registration requirements of the same.

13.

Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of an Employer or interfere in any way with the Employer’s right to terminate the employee’s employment at will at any time, for any reason, with or without cause, or to decrease the employee’s compensation or benefits, or (ii) confer upon any person engaged by an Employer any right to be retained or employed by the Employer or to the continuation, extension, renewal or modification of any compensation, contract or arrangement with or by the Employer.

14.

Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any shares of Common Stock until the date the recipient becomes the holder of record of those shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs before the date the recipient becomes the holder of record.

Approved by the Board of Directors: April 28, 2017

Approved by the Shareholders: _______________, 2017

EXHIBIT B

(TO CONSENT STATEMENT)

FORM OF REVERSE STOCK SPLIT AMENDMENT

CERTIFICATE OF AMENDMENT TO

 CERTIFICATE OF INCORPORATION

OF

PROLUNG, INC.

The undersigned officer of ProLung, Inc., formerly known as Fresh Medical Laboratories, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: That stockholders of the Company representing a majority of the voting power of the Company’s outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), provided and executed a written consent in lieu of a meeting to grant the Board of Directors of the Company discretionary authority to, at any time on or before March 31, 2018, effect a reverse stock split of the issued and outstanding shares of Common Stock with such split to combine a whole number of outstanding shares of Common Stock, in a range of not less than two (2) shares and not more than twenty (20) shares, into one share of Common Stock.

SECOND: That at a meeting of the Board of Directors of the Company held on _______, 20___, the Board of Directors adopted the following resolutions setting forth an amendment to the Certificate of Incorporation of the Company, having declared said amendment to be advisable, in order to effect a reverse stock split of the Common Stock on the terms set forth therein:

RESOLVED, that the Certificate of Incorporation of the Company be amended by adding the following paragraph immediately following the first sentence of Article Fourth:

As of 5:00 p.m. (Salt Lake City local time) on _____, 20__ (the “Effective Time”), each ______ (the “Reverse Split Factor”) shares of Common Stock issued and outstanding at such time shall be combined into one (1) share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $.001 per share. No fractional shares will be issued in connection with the Reverse Stock Split. Any fractional share that remains (determined in good faith by the transfer agent) after all shares held of record by a holder of the Common Stock have been combined consistent with the Reverse Split Factor shall be rounded up to a whole share of Common Stock Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined pursuant to the Reverse Stock Split, subject to the elimination of fractional interests as described above.

THIRD: That, pursuant to the grant of discretionary authority from the stockholders provided by signed, written consent by the minimum number of votes necessary to authorize such action, said amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL.

[Remainder of page intentionally left blank]

B-1

IN WITNESS WHEREOF, the Company has cause this Certificate of Amendment to the Certificate of Incorporation to be signed this _________ day of ___________, 201__.

By: ________________________________

                      (Authorized Officer)

Title: ________________________________

Name: ________________________________

                         (Print or Type)

B-2

EXHIBIT C

(TO CONSENT STATEMENT)

FORM OF AUTHORIZED SHARE AMENDMENT

CERTIFICATE OF AMENDMENT TO

 CERTIFICATE OF INCORPORATION

OF

PROLUNG, INC.

The undersigned officer of ProLung, Inc., formerly known as Fresh Medical Laboratories, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Company held on April 28, 2017, resolutions were duly adopted setting forth a proposed amendment to the Second Amended and Restated Certificate of Incorporation of the Company, declaring said amendment to be advisable and in the best interest of the Company and its stockholders, and authorizing the Company to seek stockholder authorization for such amendment by written consent in lieu of a meeting in accordance with Section 228 of the DGCL. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article Fourth of the Second Amended and Restated Certificate of Incorporation be, and it hereby is, amended by revoking in its entirety the first sentence of the first paragraph of said Article Four and the following being substituted in its place, as follows:

“FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is one hundred thirty million (130,000,000), of which one hundred twenty million (120,000,000) shall be shares of common stock, par value $.001 per share (the “Common Stock”), and ten million (10,000,000) shall be shares of preferred stock, par value $.001 per share (the “Preferred Stock”).”

SECOND: That, thereafter, and pursuant to such resolutions of the Board of Directors, the Company solicited and received signed, written consents from stockholders representing a majority of the voting power of the Company’s outstanding shares of common stock, par value $0.001 per share, which is the number of shares required by statute to be voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL.

[Remainder of page intentionally left blank]

C-1

IN WITNESS WHEREOF, the Company has cause this Certificate of Amendment to the Certificate of Incorporation to be signed this _________ day of ___________, 201__.

By: ________________________________

                     (Authorized Officer)

Title: ________________________________

Name: ________________________________

                        (Print or Type)

C-2

EXHIBIT D-1

(TO CONSENT STATEMENT)

FORM OF CLASSIFIED BOARD AMENDMENT

CERTIFICATE OF AMENDMENT TO

 CERTIFICATE OF INCORPORATION

OF

PROLUNG, INC.

The undersigned officer of ProLung, Inc., formerly known as Fresh Medical Laboratories, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Company held on April 28, 2017, resolutions were duly adopted setting forth a proposed amendment to the Second Amended and Restated Certificate of Incorporation of the Company, declaring said amendment to be advisable and in the best interest of the Company and its stockholders, and authorizing the Company to seek stockholder authorization for such amendment by written consent in lieu of a meeting in accordance with Section 228 of the DGCL. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Second Amended and Restated Certificate of the Corporation be amended by inserting a new Article Ninth after Article Eighth, as follows:

“NINTH: The directors of the Corporation shall be divided, with respect to the time for which they severally hold office, into three classes, designated as Class I, Class II, and Class III, respectively (the “Classified Board”). The Board may assign members of the Board already in office at the time this provision becomes effective to the Classified Board, which assignments shall become effective at the same time the Classified Board becomes effective. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board, with the number of directors in each class to be divided as nearly equal as reasonably possible. The initial term of office of the Class I directors shall expire at the Corporation’s [2017] annual meeting of stockholders, the initial term of office of the Class II directors shall expire at the Corporation’s [2018] annual meeting of stockholders, and the initial term of office of the Class III directors shall expire at the Corporation’s [2019] annual meeting of stockholders. At each annual meeting of stockholders (from the [2017] annual meeting of stockholders, onward), directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

SECOND: That, thereafter, and pursuant to such resolutions of the Board of Directors, the Company solicited and received signed, written consents from stockholders representing a majority of the voting power of the Company’s outstanding shares of common stock, par value $0.001 per share, which is the number of shares required by statute to be voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL.

[Remainder of page intentionally left blank]

D-1-1

IN WITNESS WHEREOF, the Company has cause this Certificate of Amendment to the Certificate of Incorporation to be signed this _________ day of ___________, 201__.

By: ________________________________

                    (Authorized Officer)

Title: ________________________________

Name: ________________________________

                        (Print or Type)

D-1-2

EXHIBIT D-2

(TO CONSENT STATEMENT)

FORM OF CLASSIFIED BOARD AMENDMENT

AMENDMENT TO BYLAWS

OF

PROLUNG, INC.

(a Delaware corporation)

The undersigned officer of ProLung, Inc., formerly known as Fresh Medical Laboratories, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Corporation held on April 28, 2017, resolutions were duly adopted setting forth a proposed amendment to the Bylaws of the Corporation, declaring said amendment to be advisable and in the best interest of the Corporation and its stockholders, and authorizing the Corporation to seek stockholder authorization for such amendment by written consent in lieu of a meeting in accordance with Section 228 of the DGCL. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Section 2.2 of the Bylaws of the Corporation be, and it hereby is, revoked in its entirety and the following being substituted in its place:

“2.2. Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons named as directors by the incorporator, and each director so elected shall hold office until the first annual meeting of stockholders or until his successor is elected and qualified. The board of directors shall be divided into three classes, the number of directors in each class to be fixed by the board of directors. The initial terms of directors first elected or re-elected by the stockholders at the first annual meeting of stockholders of the corporation after this provision becomes effective shall be for the following terms of office:

Class I Directors – One Year

Class II Directors – Two Years

Class III Directors – Three Years

Upon the expiration of the initial term specified for each class of directors, their successors shall be elected for three-year terms, or until such time as their successors shall be elected and qualified, with one class of directors to be elected each year.

Any director may resign at any time upon written notice to the corporation.

Except as otherwise provided in any stockholder agreement permitted under the General Corporation Law of the State of Delaware, any newly created directorship or any vacancy occurring in the Board of Directors for any cause shall be filled by the remaining directors and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his successor is elected and qualified.”

SECOND: That, thereafter, and pursuant to such resolutions of the Board of Directors, the Corporation solicited and received signed, written consents from stockholders representing a majority of the voting power of the Corporation outstanding shares of common stock, par value $0.001 per share, which is the number of shares required by statute to be voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Sections 109 and 228 of the DGCL.

FOURTH: That all other provisions of the Bylaws of the Corporation remain unchanged and are in full force and effect.

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IN WITNESS WHEREOF, the Corporation has cause this Certificate of Amendment to the Certificate of Incorporation to be signed this _________ day of ___________, 201__.

By: ________________________________

                   (Authorized Officer)

Title: ________________________________

Name: ________________________________

                      (Print or Type)

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PROLUNG, INC.

757 East South Temple, Suite 150

Salt Lake City, Utah 84012

Fax: +1 (801) 906-0333; Email info@ProLungInc.com

_________________________

CONSENT FORM

FOR

CONSENT BY STOCKHOLDERS OF PROLUNG, INC. TO ACTION WITHOUT A MEETING,

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

When properly completed, signed, and dated, this Consent Form will be voted in respect of each Proposal as designated by the undersigned. To provide written consent to one or more of the below Proposals, please mark the appropriate blocks below in blue or black ink. THIS CONSENT FORM IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors of Prolung, Inc. unanimously recommends you vote FOR each of Proposals No. 1, 2, 3, and 4.

PROPOSAL NO. 1 – APPROVE PROLUNG, INC. STOCK INCENTIVE PLAN

The undersigned, without the formality of convening a meeting, does hereby consent with respect of the shares of common stock of ProLung, Inc. (the “Company”) held by the undersigned to approve the ProLung, Inc. Stock Incentive Plan, as described in the Consent Statement accompanying this Consent Form.

[MARK ONLY ONE OF THE FOLLOWING THREE BOXES]

CONSENT / FOR	WITHOUT CONSENT / AGAINST	ABSTAIN
.	.	.

PROPOSAL NO. 2 – APPROVE GRANT TO THE BOARD OF DIRECTORS OF DISCRETIONARY AUTHORITY TO EFFECT A REVERSE STOCK SPLIT OF SHARES OF COMMON STOCK OF THE COMPANY

The undersigned, without the formality of convening a meeting, does hereby consent with respect of the shares of common stock of the Company held by the undersigned to grant the Board of Directors of the Company discretionary authority to, at any time on or before March 31, 2018, amend the Second Amended & Restated Certificate of Incorporation of the Company to effect a reverse stock split of the issued and outstanding shares of our common stock, par value $0.001 per share, with such split to combine a whole number of outstanding shares of our common stock, in a range of not less than two (2) shares and not more than twenty (20) shares, into one share of common stock.

[MARK ONLY ONE OF THE FOLLOWING THREE BOXES]

CONSENT / FOR	WITHOUT CONSENT / AGAINST	ABSTAIN
.	.	.

PROPOSAL NO. 3 – APPROVE AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 40,000,000 TO 120,000,000

The undersigned, without the formality of convening a meeting, does hereby consent with respect of the shares of common stock of the Company held by the undersigned to authorize the Board of Directors of the Company to amend the Second Amended & Restated Certificate of Incorporation of the Company to increase the authorized number of shares of common stock of the Company from 40,000,000 to 120,000,000.

[MARK ONLY ONE OF THE FOLLOWING THREE BOXES]

CONSENT / FOR	WITHOUT CONSENT / AGAINST	ABSTAIN
.	.	.

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PROPOSAL NO. 4 – APPROVE AMENDMENTS OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS TO ALLOW FOR THE CLASSIFICATION OF THE COMPANY’S BOARD OF DIRECTORS

The undersigned, without the formality of convening a meeting, does hereby consent with respect of the shares of common stock of the Company held by the undersigned to authorize the Board of Directors of the Company to amend the Second Amended & Restated Certificate of Incorporation of the Company to allow for a classified, or “staggered” Board, composed of three classes of directors serving staggered three-year terms.

[MARK ONLY ONE OF THE FOLLOWING THREE BOXES]

CONSENT / FOR	WITHOUT CONSENT / AGAINST	ABSTAIN
.	.	.

The undersigned represents that the undersigned owns the following number of shares of common stock of ProLung, Inc. (please insert number): _________________.

Date:

_______________________________

Stockholder Name (printed):

_______________________________

Signature:

_______________________________

Title (if applicable):*

_______________________________

Joint Owner Signature (if applicable):*

_______________________________

Joint Owner Title (if applicable):*

_______________________________

*

When signing as attorney, executor, administrator, or other fiduciary, give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, sign in full corporate or partnership name by authorized officer.

IMPORTANT: Please complete, sign, and date this written Consent Form promptly and return it:

(1)

by MAIL to ProLung, Inc., 757 East South Temple, Suite 150, Salt Lake City, 84102 (Attention: Chief Executive Officer),

(2)

by FAX to +1 (801) 906-0333; or

(3)

by EMAIL to info@ProLungInc.com.

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